EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sergio A. Pinon, Chief Executive Officer and interim Chief Financial Officer of eLayaway, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: April 29, 2014	By:	/s/ Sergio A. Pinon
Sergio A. Pinon
Chief Executive Officer and interim Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)